© Freddie Mac Fourth Quarter 2021 Financial Results Supplement February 10, 2022 Exhibit 99.2

© Freddie Mac 2 Financial Highlights $5.0 $5.3 $5.9 $5.2 $5.6 $2.9 $2.8 $3.7 $2.9 $2.7$2.5 $2.4 $3.6 $2.9 $2.7 Net revenues Net income Comprehensive income 4Q20 1Q21 2Q21 3Q21 4Q21 Net revenues, net income, and comprehensive income $ Billions ▪ Net income of $2.7 billion for the fourth quarter of 2021, a decrease of 6% year-over-year, as higher net revenues were offset by an increase in credit-related expense. The company also reported comprehensive income of $2.7 billion, an increase of 8% year-over-year. ▪ Net revenues for the fourth quarter of 2021 increased 11% year-over-year to $5.6 billion, primarily driven by continued mortgage portfolio growth and higher average portfolio guarantee fee rates.

© Freddie Mac 3 $2,714 $2,852 $2,962 $3,086 $3,207 $2,326 $2,458 $2,564 $2,682 $2,792 $388 $394 $398 $404 $415 Single-Family mortgage portfolio Multifamily mortgage portfolio 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 Total Portfolio Balances Mortgage portfolio1 UPB in $ Billions 18% YoY increase 7% YoY increase 20% YoY increase

© Freddie Mac 4 $28.0 $98.0 $140.2 Net worth Senior preferred stock liquidation preference Remaining Treasury funding commitment As of December 31, 2021 Conservatorship Matters Pursuant to the Purchase Agreement, Freddie Mac will not be required to pay a dividend to Treasury until it has built sufficient capital to meet the capital requirements and buffers set forth in the Enterprise Regulatory Capital Framework (ERCF). Draws and dividend payments $ Billions Net worth, liquidation preference2, and Treasury funding commitment $ Billions $71.6 $119.7 Cumulative draws from Treasury Cumulative dividend payments to Treasury As of December 31, 2021

© Freddie Mac 5 213,000 518,000 615,000 651,000 365,000 6.7% 6.0% 5.9% 4.7% 3.9% Average monthly net new jobs (non-farm) National unemployment rate (as of the last month in each quarter) 4Q20 1Q21 2Q21 3Q21 4Q21 National home prices increased by an average of 16.8% over the past year Quarterly ending interest rates 2.67% 3.17% 3.02% 3.01% 3.11% 0.93% 1.82% 1.44% 1.57% 1.57% 0.07% 0.01% 0.03% 0.05% 0.05% 30-year mortgage rate, based on Primary Mortgage Market Survey (PMMS) 10-year LIBOR SOFR 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 163 254 United States (Seasonally Adjusted) 2006 2009 2012 2015 2018 2021 Freddie Mac House Price Index (December 2000 = 100) National home prices since 2006 Unemployment rate and job creation Key Economic Indicators SOFR interest rates are 30-day average rates.

© Freddie Mac 6 $2,326 $2,458 $2,564 $2,682 $2,792 4Q20 1Q21 2Q21 3Q21 4Q21 1.01% 0.73% 0.73% 0.76% 0.81% 0.38% 0.27% 0.21% 0.20% 0.20% 2.64% 2.34% 1.86% 1.46% 1.12% One month past due Two months past due Seriously delinquent 4Q20 1Q21 2Q21 3Q21 4Q21 $383 $362 $288 $299 $271 $109 $89 $98 $132 $111 $274 $273 $190 $167 $160 47 50 49 48 47 Home purchase Refinance 4Q20 1Q21 2Q21 3Q21 4Q21 Single-Family Financial Highlights and Key Metrics $1,747 $1,738 $2,855 $2,028 $2,199 $1,373 $1,410 $2,781 $2,046 $2,204 Net income Comprehensive income 4Q20 1Q21 2Q21 3Q21 4Q21 Net income and comprehensive income $ Millions Guarantee fees charged on new acquisitions (bps)3 20% YoY increase Mortgage portfolio UPB in $ Billions Delinquency rates4 New business activity UPB in $ Billions

© Freddie Mac 7 70% 69% 71% 72% 71% 4Q20 1Q21 2Q21 3Q21 4Q21 28% 25% 34% 44% 41% 18% 20% 23% 26% 31% 54% 55% 43% 30% 28% Home purchase Cash-out refinance Other refinance 4Q20 1Q21 2Q21 3Q21 4Q21 761 759 754 750 748 4Q20 1Q21 2Q21 3Q21 4Q21 10% 10% 11% 12% 13% 4Q20 1Q21 2Q21 3Q21 4Q21 New business activity with debt-to-income ratio > 45% Weighted average original loan-to-value ratio (OLTV) Weighted average original credit score Single-Family Loan Purchase Credit Characteristics Loan purpose

© Freddie Mac 8 UPB covered by new CRT issuance $ Billions $167 $245 $174 $167 $242 4Q20 1Q21 2Q21 3Q21 4Q21 Mortgage portfolio with credit enhancement UPB in $ Billions $1,152 $1,230 $1,255 $1,345 $1,491 50% 50% 49% 50% 53% UPB Percentage 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 Single-Family Credit Risk Transfer

© Freddie Mac 9 $35 $14 $13 $18 $25 4Q20 1Q21 2Q21 3Q21 4Q21 0.16% 0.08% 0.27% 0.30% 1.95% 1.41% 0.10% 0.00% Freddie Mac (60+ day) FDIC insured institutions (90+ day) MF CMBS market (60+ day) ACLI investment bulletin (60+ day) 4Q20 1Q21 2Q21 3Q21 4Q21 Multifamily market and Freddie Mac delinquency rates5 $388 $394 $398 $404 $415 4,598 4,613 4,627 4,624 4,652 Mortgage portfolio Total unit count (in thousands) 4Q20 1Q21 2Q21 3Q21 4Q21 Multifamily Financial Highlights and Key Metrics Net income and comprehensive income $ Millions $1,166 $1,029 $824 $891 $545 $1,149 $968 $830 $863 $518 Net income Comprehensive income 4Q20 1Q21 2Q21 3Q21 4Q21 (89%) New business activity $ Billions Mortgage portfolio UPB in $ Billions 7% YoY increase For 2021, the amounts for FDIC insured institutions and ACLI investment bulletin are as of September 30, 2021 (latest available information). Total new business activity for 2021 subject to the FHFA loan purchase cap of $70 billion.

© Freddie Mac 10 Acquisitions of units by area median income (AMI) (% of eligible units acquired) 33% 43% 43% 36% 25% 38% 34% 34% 32% 32% 25% 20% 20% 26% 34% 4% 3% 3% 6% 9% ≤60% >60% to ≤80% >80% to ≤120% >120% 4Q20 1Q21 2Q21 3Q21 4Q21 1.38 1.38 1.38 1.35 1.33 70% 69% 68% 67% 67% Weighted average ODSCR Weighted average OLTV ratio 4Q20 1Q21 2Q21 3Q21 4Q21 Multifamily New Business Characteristics (89%) Weighted average original debt service coverage ratio (ODSCR) and weighted average OLTV ratio

© Freddie Mac 11 $346 $362 $373 $380 $389 89% 92% 94% 94% 94% UPB Percentage 12/31/20 03/31/21 06/30/21 09/30/21 12/31/21 Mortgage portfolio with credit enhancement UPB in $ Billions $26 $26 $17 $18 $23 4Q20 1Q21 2Q21 3Q21 4Q21 Multifamily Credit Risk Transfer UPB covered by new CRT Issuance $ Billions

© Freddie Mac 12 52 38 27 21 16 74 50 55 45 39 7 6 6 7 7 Forbearance agreements Payment deferral plans Other 4Q20 1Q21 2Q21 3Q21 4Q21 Number of families Freddie Mac helped to own or rent a home6 In Thousands Housing Market Support 1,598 1,365 1,160 1,188 1,178 936 940 708 612 598 356 291 315 415 357 306 134 137 161 223 Single-Family refinance borrowers Single-Family home purchase borrowers Multifamily rental units 4Q20 1Q21 2Q21 3Q21 4Q21 Other includes repayment plans, loan modifications, and foreclosure alternatives. 8 Number of Single-Family loan workouts7 In Thousands 8 8

© Freddie Mac 13 Endnotes 1 Based on unpaid principal balances (UPB) of securitized mortgage loans, unsecuritized mortgage loans, and other, which primarily consists of other mortgage-related guarantees. 2 Includes the initial $1 billion liquidation preference of the senior preferred stock issued to Treasury in September 2008, the $71.6 billion of draws from Treasury, and the $25.3 billion in increases to our Net Worth Amount pursuant to the Purchase Agreement. 3 Represents the estimated average rate of guarantee fees for new acquisitions during the period assuming amortization of upfront fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans. Net of legislated 10 basis point fee remitted to Treasury pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011 as extended by the Infrastructure Investment and Jobs Act. 4 Single-family loans in forbearance are reported as delinquent during the forbearance period to the extent that payments are past due based on the loan's original contractual terms, irrespective of the forbearance agreement. 5 Multifamily loans in forbearance are reported as current as long as the borrower is in compliance with the forbearance agreement, including the agreed upon repayment plan. Loans in forbearance are therefore not included in the multifamily delinquency rates if the borrower is in compliance with the forbearance agreement. 6 Based on the company’s purchases of loans and issuances of mortgage-related securities. For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower. 7 Consists of both home retention actions and foreclosure alternatives. 8 Categories are not mutually exclusive, and a borrower in one category may also be included in another category in the same or another period. For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure alternative in a later period.

© Freddie Mac 14 Safe Harbor Statements Freddie Mac obligations Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances. Forward-looking statements Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its Single-family and Multifamily segments, its efforts to assist the housing market, liquidity and capital management, economic and market conditions and trends, the effects of the COVID-19 pandemic and actions taken in response thereto on its business, financial condition, and liquidity, its market share, the effect of legislative and regulatory developments and new accounting guidance, credit quality of loans the company owns or guarantees, the costs and benefits of the company’s credit risk transfer transactions, and results of operations and financial condition. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments, and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government (including FHFA, Treasury, and Congress) and state and local governments, and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2021, which is available on the Investor Relations page of the company’s website at www.freddiemac.com and the SEC’s website at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances occurring after the date of this presentation.